UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2020

NuGenerex Immuno-Oncology, Inc.

(Exact of registrant as specified in its charter)

DELAWARE	000-56153	04-3208418
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025

(Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	None

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Item 8.01 Other Events.

On November 23, 2020, Generex Biotechnology Corporation and its majority owned subsidiary NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) signed a non-binding memorandum of understanding (MOU) with Bintai Healthcare SDN. BHD., a subsidiary of Bintai Kinden Corporation Berhad, a public listed company in Malaysia listed on Bursa Malaysia (“Bintai”) to exercise Bintai’s right of first refusal to commercialize the Generex proprietary Ii-Key-SARS-CoV-2 coronavirus vaccine (“Vaccine”) within Australia and New Zealand as set forth in the signed October 5, 2020, Distribution and Licensing Agreement between Generex and Bintai.

The parties executed the MOU to further negotiate the terms and conditions wherein Generex will license Bintai to have the sole rights to market, distribute, supply and sell the Vaccine to Australia and New Zealand. The MOU is not intended to be legally binding and no legal obligations or legal rights shall arise between the parties from the provisions of the MOU.

Generex filed a FORM 8K for the signed October 5, 2020, Distribution and Licensing Agreement between Generex and Bintai on October 9, 2020.

Ii-Key Platform Overview

Ii-Key is a platform technology enabled by the amino acid key sequence “LRMK” that is shared across the platform. The LRMK key sequence works by its ability to deliver any desired peptide epitope of interest directly to the MHC Class 2 complex on the surface of antigen presenting cells. Once a suitable target epitope is identified, an Ii-Key vaccine candidate is created by means of synthetic peptide synthesis, which produces a single linear amino acid chain that includes the Ii-Key sequence, a short inert linker sequence, and the target epitope of interest. In this way, the target epitope is delivered by the Ii-Key sequence directly to antigen presenting cells, resulting in an immune system stimulation.

A copy of the MOU signed November 23, 2020, is filed as Exhibit 99.1 to this report.

On November 23, 2020, Generex issued a press release announcing the MOU with Bintai as described above, a copy of which is filed as Exhibit 99.2 to this report.

About Bintai Kinden

With over 40 years of specialist engineering and construction experience, Bintai’s unique combination of extensive regional experience and local knowledge has made them the region’s international contractor of choice. Headquartered in Malaysia, Bintai Kinden has expanded operations regionally throughout South-East Asia, China and the Arabian Gulf region.

As multi-disciplined, building and industrial service engineers and specialists, Bintai works in all the major market sectors, from commercial buildings to industrial complexes, designing, installing and commissioning systems that include the full range of engineering services.

Looking beyond today’s frontiers, Bintai Kinden is confident that it has the resources, technical expertise and progressive mindset to consolidate its position globally. The integration of research, management, marketing and sales that transcends organizational borders enables Bintai Kinden to capitalize on synergistic potential and benefits of scale.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

2

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	MOU signed November 23, 2020
99.2	Press Release dated November 23, 2020

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 25, 2020

NuGenerex Immuno-Oncology, Inc.

/s/Joseph Moscato

By: Joseph Moscato, CEO

4

DATED THIS 21st DAY OF November 2020

BETWEEN

BINTAI HEALTHCARE SDN. BHD.

(Company Registration No. 1384306-P)

AND

GENEREX BIOTECHNOLOGY CORPORATION & NUGENEREX IMMUNO-ONCOLOGY, INC

**********************************************************************

MEMORANDUM OF UNDERSTANDING

*********************************************************************

5

MEMORANDUM OF UNDERSTANDING

BETWEEN

BINTAI HEALTHCARE SDN. BHD. (COMPANY NO. 1384306-P), a subsidiary of

Bintai Kinden Corporation Berhad (a public listed company in Malaysia listed on Bursa Malaysia) and incorporated in Malaysia under the Companies Act 2016 and having its business address at 3-2-8 Kompleks Kantonmen Prima, No. 698, Jalan Ipoh, 51200 Kuala Lumpur, Malaysia (“Bintai”).

AND

GENEREX BIOTECHNOLOGY CORPORATION AND NUGENEREX IMMUNO-

ONCOLOGY, INC., each a Delaware corporation with an office address of 10102 USA Today Way, Miramar, FL 33025 (“Generex”).

[“Bintai” and “Generex” shall hereinafter be jointly referred to as “Parties” and each a “Party”.]

RECITALS

1.	Bintai and Generex had executed the Distribution and Licensing Agreement dated 5.10.2020 (the “Agreement”) to lay down the terms and arrangements for the collaboration between Parties in the distribution and licensing of SARS- CoV-2 (the “Vaccine”) (the “Project”).

2.	Parties herein execute this MoU to further negotiate the terms and conditions wherein Generex will license Bintai to have the sole distribution rights to supply the Vaccine to Australia and New Zealand market.

3.	This MoU is not intended to be legally binding and no legal obligations or legal rights shall arise between the Parties from the provisions of the MoU. Parties enter into this MoU intending to honour all their obligations herein.

TERMS AND CONDITIONS

1.	INTERPRETATION

1.0	“Government Authorities” means a body listed in one of the following sub- categories of the central government of Malaysia, Australia and New Zealand, including but not limited to the following:

(a)	Government department;
(b)	Non-ministerial department; or
(c)	Executive agency.

1.1	“Confidential Information” means any information, however it is conveyed, relating to the business affairs, including all know-how, trade secrets, business plan and other information of a confidential nature (including, without limitation, all proprietary technical, industrial and commercial information and techniques in whatever form held as paper, electrically stored data, magnetic media film and microfilm or orally), (a) relating to the provisions of this MoU and the transactions and arrangements contemplated herein, and (b) is either marked confidential or by its nature intended to be exclusively for the knowledge of the recipient alone;

1.2	“Intellectual Property Rights” means any patent, copyright, rights in and to inventions, trademarks, service marks, design rights, registered designs, know- how, database rights, moral rights, right in get-up, goodwill and the right to sue for passing-off, rights to use, and protect the confidentiality of, confidential information, confidential formulae and applications for any of the foregoing, patents, trademarks, industrial designs, copyright, database rights, know-how, trade or business and other rights of a similar nature;

2.	BACKGROUND OF THE VACCINE

NuGenerex Immuno-Oncology, a subsidiary of Generex Biotechnology, is a clinical stage oncology company developing immunotherapeutic peptide vaccines for cancer and infectious disease based on the CD4 T-Cell activation platform, Ii-Key. NuGenerex Immuno-Oncology (NGIO) has been spun out of Generex as a separate public company to advance the platform Ii-Key technology, particularly in combination with the immune checkpoint inhibitors. NGIO is currently engaged in a Phase II clinical trial of its lead cancer immunotherapeutic vaccine AE37 in combination with pembrolizumab (Merck’s Keytruda®) for the treatment of triple negative breast cancer. The company has also turned its Ii-Key technology on infectious disease, responding to the coronavirus pandemic with a SARS-CoV-2 vaccine development program. 1

Generex Biotechnology Corporation has been working to develop a peptide vaccine against the new coronavirus SARS-CoV-2 using the company’s proprietary and patented Ii-Key immune system activation technology. We have built our technology to assist third party groups and government agencies in their evaluation of potential vaccines against this pandemic SARS-CoV-2 virus.

The patented NuGenerex Immuno-Oncology (Formerly Antigen Express) Ii-Key technology uses synthetic peptides that mimic essential protein regions from a virus that are chemically linked to the 4-amino acid Ii-Key to ensure robust immune system activation. In particular, the Ii-Key ensures potent activation of CD4+ T cells, which in turn facilitates antibody production to ward off infection. This Ii-Key modification can be applied to any protein fragment of any pathogen to increase the potency of immune stimulation.

Generex is working with its partners at EpiVax who have identified such protein fragments or epitopes to generate Ii-Key-SARS 2 peptide vaccines in collaboration with our peptide manufacturing partners. The peptides and Ii-Key are made from naturally occurring amino acids, ensuring an excellent safety profile for Ii-Key peptide vaccines. 2

1 https://www.globenewswire.com/news-release/2020/07/15/2062645/0/en/NuGenerex- Immuno-Oncology-Closes-50-Million-Financing-Facility.html

2 https://www.generex.com/covid-19

3 For more information, please visit Generex and NuGenerix website at https://www.generex.com/

3.	PURPOSE, RELATIONSHIP OF THE PARTIES, SCOPE OF COLLABORATION

3.1	Ensuing from the Agreement, Bintai have been given the first right of refusal to market and distribute the Vaccine in New Zealand and Australia, who has extensive reach in the said markets by granting Bintai exclusive distribution rights to market, distribute and sell the Vaccine in Australia and New Zealand.

3.2	Parties herein execute this MoU to negotiate Bintai’s rights to market, distribute and supply the Vaccine to Australia and New Zealand market.

3.3	Nothing contained herein is intended to create any partnership, agency, representative relationship or any other separate legal and/or corporate entity. Save and except what is stated herein, no Party has the right to represent the other Party or to enter into any commitment on behalf of the other Party without the prior written consent of that Party and each Party assures and declares that it will not hold itself as having such authority. Each Party shall be solely responsible for its employees, contractors, consultants and for the employees of such contractors and consultants, unless they are jointly engaged by the Parties.

3.4	Neither Party nor any of its representatives, employees or agents is or shall be authorized to bind or represent the other Party in any respect unless expressly provided under this MoU.

3.5	Neither the Parties, any of its Affiliate(s), nor any of their respective directors, officers, agents, shareholders or employees acting on behalf of the Parties or any Affiliate, has taken and shall take any action that will is or would be in breach of any applicable laws for the prevention of fraud, bribery, corruption, racketeering, money laundering or terrorism, including but not limited to the Malaysian Anti-Money Laundering, Anti-Terrorism Financing and Proceeds of Unlawful Activities Act (AMLA) 2001 or its equivalent based on its jurisdiction. The company and/or any affiliate will not, have any of the company's shareholders, directors, officers, agents or employees acting on behalf of the company or any affiliate established or maintained any unrecorded fund or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason in the performance of the Project.

3.6	The Parties shall give their reasonable assistance and contribution to the execution of Project according to their respective roles as stipulated in this MoU and shall use all reasonable endeavours to assist each other to secure the award of Project. The Parties will promote the name and goodwill and take such reasonable steps as may be necessary in the execution and/or performance of the Project.

4.	TERM AND TERMINATION

4.1	This MoU shall become effective upon the date first written above and shall remain valid till termination due to the following :

I.	forthwith by Generex if there is non-conformance and/or non- performance by Bintai under the Project;
II.	if the other party ceases or threatens to cease to carry on its business or if a receiver, administrator or similar officer is appointed over all or part of the assets or undertaking of the other party;
4.2	In the event of termination of the MoU for any of the reasons stated in clause

4.1	above, except for the rights and obligations accrued to the Parties prior to such termination, no Party shall have any claim against the other Party.

5	CONFIDENTIALITY

5.1	The existence or the terms of this MoU, and all data or information of a confidential nature (including, without limitation, all proprietary, technical, industrial, commercial, and financial information, know-how, trade secrets, business plan, intellectual property or other information of any type) in any form (whether written, magnetic, electronic or otherwise) acquired under, or in connection with, this Agreement, or supplied by either Party, and shall include all information pertaining to the Intellectual Property Rights of each Party.

5.2	Parties undertake that they shall treat as strictly confidential all information received or obtained by them or their officers, employees, agents or advisers as a result of entering into or performing this MoU including information relating to the provisions of this MoU, the negotiations leading up to this MoU, the subject matter of this MoU and the business or affairs of the Parties and subject to the provisions of Clause 6.3 that they will not at any time hereafter make use of or disclose or divulge to any person any such information and shall use their best endeavours to prevent the publication or disclosure of any such information.

5.3	The obligations undertaken hereto shall not apply to any information obtained, which is or becomes published or is otherwise generally available to the public other than in consequence of any act or omission of either of the Parties hereto, or which is required to be disclosed pursuant to an order of a court, statutory authority, governmental agencies as per the applicable law or which is independently developed by a party without any use of the confidential information protected hereunder or which is already known to the party at the time of its disclosure hereunder.

5.4	Throughout the term of this MoU and for a period of three (3) year after its termination or expiry, the Parties shall maintain strict confidentiality of the information/data of either Party that is disclosed to the other Party in writing and shall not disclose such confidential information/ data to any third party without the prior written consent of the other Party. Each Party may however disclose the confidential information to its employees, directors, officers, subcontractors, financiers, consultants, advisors and those of its subsidiaries and affiliates who have a need to know such information in connection with fulfilment of their obligations under the MoU.

6	COMPLIANCE OF LAWS

6.1	The Parties ensure that the business related to the Project are in full compliance with/of all the laws, statute, ordinance, rule, license, permit, authorization, directive, by-law, regulation, etc. of any government authority or agency and any amendments or revisions thereto which may from time to time be in force, whether national, state, municipal, local or other government subdivision or any other duly constituted Governmental Authorities or agency of Governmental Authorities as applicable in Malaysia.

7	CHOICE OF GOVERNING LAW AND DISPUTE RESOLUTION

7.1	This MoU shall be governed, construed, interpreted, in accordance with the Laws of Malaysia and subject to the exclusive jurisdiction of the courts in Malaysia.

8	REPRESENTATIONS AND WARRANTIES

8.1	Each Party hereby represents and warrants to the other Party as follows:

(i)	it is duly incorporated and validly existing under the laws of the place of its incorporation;

(ii)	it has the requisite power, authority and approval required to enter into this MoU and will have all requisite power, authority and approval to duly perform each of its obligations hereunder;

(iii)	its execution, delivery and performance of this MoU and any other agreements and documents contemplated hereunder will not violate any of its constitutional documents, any other agreement or obligation of such Party, any judgment or arbitral award binding on such Party, or any currently effective law, regulation or decree of the jurisdiction in which it is incorporated, that may be applicable to any aspect of the transactions contemplated hereunder;

(iv)	it has disclosed in writing, all material information in its possession which may have a material adverse effect on its ability to fully perform its obligations herein, or which if disclosed to the other Party, could have a material effect on the other Party's willingness to enter into this MoU, and none of the information provided by it to the other Party contains any material statements which are false or misleading; and

(v)	no lawsuit, arbitration, other legal or administrative proceeding, or governmental investigation is pending, or to the best of its knowledge, threatened, against it that would affect in any way its ability to enter into or perform this MoU.

9	INDEMNITY

9.1	Each Party shall indemnify and hold harmless the other Party from any claims, proceedings, actions taken against or any expenses, costs, penalties or any other liabilities imposed upon or incurred by the other Party as a result of any of the representations and warranties made by a Party herein being false or misleading. For the avoidance of doubt, neither Party shall be responsible for the other Party's indirect, special, punitive or consequential losses, costs, expenses or liabilities, including loss of profit, loss of use, loss of contracts and loss of production under the indemnity provided in this MoU.
10	NOTICES

10.1	Any notice or demand required or permitted under the terms of this MoU or required by statute, law or regulation shall (unless otherwise provided) be in writing and in English and shall be deemed to have been validly given to the Parties if delivered personally or sent by E-mail or registered post to the respective Party at the address specified above or such other address as the recipient may have notified to the other Party in writing and if so given shall be deemed to have been received:

(a)	if delivered by hand, upon receipt thereof;

(b)	if sent by registered post, on the fifth (5th) Business Day after posting; or

(c)	if sent by E-mail, immediately after successful transmission thereof, but if the delivery or receipt is on a day which is not a Business Day or is after 6.00pm it is deemed to be given at 9.00am on the next Business Day.

11	MISCELLANEOUS

11.1	In this MoU, unless there is something in the subject matter or context inconsistent with such construction or unless it is otherwise expressly provided:

(a)	a reference to a statutory provision includes a reference to any modification, consolidation or re-enactment thereof for the time being in force, and all regulations, statutory instruments and orders made pursuant thereto;

(b)	words denoting one gender include all other genders;

(c)	words denoting the singular include the plural, and vice versa;

(d)	words denoting persons include firms and corporations, and vice versa, and also includes their respective heirs, personal representatives, successors in title or permitted assigns, as the case may be;

(e)	any expression, agreement, covenant, term, provision, stipulation or undertaking expressed to be made by or on the part of two or more persons or parties is made by those persons or parties jointly and severally;

(f)	words and phrases, definitions of which are given under the statute of Malaysia, shall be construed as having the meaning thereby attributed to them, but excluding any statutory modification thereof not in force at the date of this MoU;

(g)	a reference to a Recital, Clause or Schedule is a reference to the relevant recital, clause and schedule of and to this MoU;

(h)	any reference to "writing", or cognate expressions, includes a reference to any communication effected by facsimile transmission or other comparable means;
(i)	any reference to this MoU (including its Schedules), or any of the provisions thereof, includes all amendments and modifications made to this MoU (and its Schedules) from time to time in force;

(j)	if any period of time is specified from a given day, or the day of a given act or event, it is to be calculated exclusive of that day;

(k)	if any time period specified in this MoU ends on a day which is not a business day in Malaysia (i.e. a day on which licensed commercial banks are open for business in Malaysia) then that time period is to be deemed to only expire on the next business day;

(l)	any reference to a day, week, or month or year is to that day, week, month or year in accordance with the Gregorian calendar;

(m)	any reference to any promise, representation, warranty, covenant or undertaking given or provided by the Parties, are deemed to have been given or provided by the Parties jointly and severally as a business entity

(n)	The headings to the Clauses and Schedules do not affect the interpretation of this MoU.

(o)	No rule of construction applies to the disadvantage of a Party because that Party or its solicitor prepared this MoU or any part of it.

(p)	Where any obligation in this MoU is expressed to be undertaken or assumed by any Party, that obligation is to be construed as requiring that Party to exercise all rights and powers of control over the affairs of any other person which that Party is able to exercise (whether directly or indirectly) in order to secure the performance of the obligation.

11.2	The language of the MoU and any correspondences between the Parties shall be English.

11.3	No modification or amendment to the MoU shall be valid unless agreed in writing by all Parties.

11.4	This MoU represents the preliminary understanding between the Parties relating to the subject matter hereof and supersedes any and all previous understandings both written and oral with respect to the subject matter hereof.

11.5	Any provision of this MoU, which is prohibited or, unenforceable, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability shall not invalidate or render unenforceable the other provisions of this MoU.

****** THIS SPACE IS INTENTIONALLY LEFT BLANK ******

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IN WITNESS WHEREOF the parties have caused this MoU to be executed and delivered by their duly authorized representatives.

FOR AND ON BEHALF OF
BINTAI HEALTHCARE SDN. BHD.
(Company Registration No. 1384306-P)

....

Name:
NRIC No:

Witnessed by

....

FOR AND ON BEHALF OF
GENEREX BIOTECHNOLOGY CORPORATION

....

Name: Joseph Moscato
President/CEO
Passport No.: Passport # [redacted]

Witnessed by

....

FOR AND ON BEHALF OF
NUGENEREX IMMUNO-ONCOLOGY, INC

....

Name: Joseph Moscato
President/CEO
XXXXXX: Passport # [redacted]

Witnessed by

....

7

IN WITNESS WHEREOF the parties have caused this MoU to be executed and delivered by their duly authorized representatives.

FOR AND ON BEHALF OF
BINTAI HEALTHCARE SDN. BHD.
(Company Registration No. 1384306-P)

....

Name: Ku Chong Hong
NRIC No: 880828-04-5371

Witnessed by

....

FOR AND ON BEHALF OF
GENEREX BIOTECHNOLOGY CORPORATION

....

Name:
Passport No.:

Witnessed by

....

FOR AND ON BEHALF OF
NUGENEREX IMMUNO-ONCOLOGY, INC

....

Name:
NRIC No:

Witnessed by

....

8

Generex and NuGenerex Immuno-Oncology Ii-Key-SARS-CoV-2 Vaccine Partner Bintai Kinden Executes its Exclusive Distribution & Licensing Option for Australia and New Zealand

•	Memorandum of Understanding (MOU) signed by both parties
•	Negotiating final contract terms
•	Upfront payment on closing
•	Licensing fees, expenses, and price per dose to be determined
•	Bintai Kinden Corporation Berhad (www.bintai.com.my) is an investment holding company headquartered in Malaysia with operations throughout South-East Asia, China, and the Arabian Gulf Region
•	An 8K on the MOU will be filed today

MIRAMAR, Fla., Nov. 23, 2020 (GLOBE NEWSWIRE) -- Generex Biotechnology Corporation (www.generex.com) (OTCQB:GNBT) (http://www.otcmarkets.com/stock/GNBT/quote) and subsidiary NuGenerex Immuno-Oncology today announced that their Ii-Key COVID-19 vaccine development partner Bintai Kinden Corporation and its subsidiary BINTAI HEALTHCARE SDN. BHD. have executed their exclusive option to license and distribute the Ii-Key-SARS-CoV-2 vaccine in Australia and New Zealand once the vaccine is developed and approved by the FDA and relevant Malaysian authorities.

In May 2020, Generex executed a Distribution and Licensing Agreement with Bintai for the exclusive right to distribute the Ii-Key-SARS-CoV-2 vaccine in Southeast Asia. Under the terms of that agreement, Bintai obtained the right of first refusal to market and distribute the Ii-Key vaccine in Australia and New Zealand. With the signing of this non-binding Memorandum of Understanding (MOU), Bintai has exercised their option, and the parties have agreed to negotiate in good faith to finalize a Distribution and Licensing Agreement for Bintai to have the exclusive rights to market, distribute and supply the Vaccine to the Australia and New Zealand markets once the vaccine is approved by the relevant authorities. Generex will file an 8K with the SEC today, including copies of the MOU.

Generex CEO Joseph Moscato said, “With the signing of the option MOU with Bintai, Generex and NuGenerex IO will add two more countries for Ii-Key vaccine development and distribution. Once finalized, the Distribution & Licensing Agreement will provide the necessary upfront licensing fees and all costs for development and manufacturing in Australia and New Zealand in addition to the already completed deals with Bintai for Malaysia and the Southeast Asian region. We believe the deal for Australia and New Zealand will close in the next few weeks as the terms of the agreement are currently being negotiated in good faith with Bintai.”

“By moving forward with discussions on expanding the distribution and sales of Ii-Key vaccines in Australia and New Zealand, Bintai is demonstrating their confidence in our long-term partnership, and I want to thank them for their commitment to help us develop the Ii-Key Complete Vaccine solution. We continue to advance our Ii-Key COVID-19 vaccine development program with a comprehensive analysis of the human immune response to individual Ii-Key-SARS-CoV-2 epitopes using a proprietary ex-vivo, blood screening protocol using blood from COVID-19 patients. With these ex-vivo human studies we are able to identify specific regions of the coronavirus that the human immune system recognizes to mount a targeted, neutralizing immune response, as well as those that activate the T-Helper Cell response necessary for long-term immune memory. This is the beauty of the Ii-Key platform, that we can determine, through human blood screening and immune characterization, how our Ii-Key vaccines activate targeted, neutralizing, long-term immune responses before we even vaccinate a patient. We are now starting our Ii-Key vaccine GMP manufacturing process and plan to confirm our human blood screening results in clinical trials.”

Mr. Moscato continued, “The goal of our Ii-Key vaccine development program is to provide a safe, specific, and effective vaccine against COVID-19 that does not trigger off-target immune responses that are the hallmark of severe COVID-19 complications, and which may arise from other COVID vaccines that contain RNA to make the whole spike protein. From a commercial standpoint, we have a number of competitive advantages. Our Ii-Key vaccine is amino acid based - not RNA or DNA, so we offer an alternative to those who do not wish to be vaccinated with genetic material, which is especially important for kids and pregnant women. Ii-Key vaccines are comparatively easy to manufacture with standard methods and it does not need to be frozen at -80 degrees because the final vaccine product is lyophilized powder. We look forward to closing this latest distribution and licensing agreement with Bintai for Australia and New Zealand, expanding our international partnership beyond Southeast Asia to the South Pacific. And with our recently announced deal in China, Generex and NuGenerex IO are positioned as a leader in vaccine development throughout Asia.”

About Generex Biotechnology Corp. and NuGenerex Immuno-Oncology, Inc.

Generex Biotechnology is an integrated healthcare holding company with end-to-end solutions for patient centric care from rapid diagnosis through delivery of personalized therapies. Generex is building a new kind of healthcare company that extends beyond traditional models providing support to physicians in a proprietary network, and ongoing relationships with patients to improve the patient experience and access to optimal care.

Generex corporate oversees the NuGenerex family of subsidiary companies to advance the development and implementation of products and services for our physician partners and the commercial market. Olaregen Therapeutix manufactures and markets Excellagen®  wound conforming gel matrix, a cellular and tissue product cleared by FDA  or 17 wound management indications. Regentys is a clinical stage development company with Regentys ECMH™ for ulcerative colitis and inflammatory bowel disorders.

NuGenerex Immuno-Oncology (http://nugenerexio.com), a public subsidiary of Generex Biotechnology, is a clinical stage oncology company developing immunotherapeutic peptide vaccines for cancer and infectious disease based on the CD4 T-Cell activation platform, Ii-Key. NuGenerex Immuno-Oncology (NGIO) has been spun out of Generex as a separate public company to advance the platform Ii-Key technology, particularly in combination with the immune checkpoint inhibitors for the treatment of cancer. NGIO is currently engaged in a Phase II clinical trial of its lead cancer immunotherapeutic vaccine AE37 in combination with pembrolizumab (Merck’s Keytruda®) for the treatment of triple negative breast cancer. The company has also turned its Ii-Key technology on infectious disease, responding to the coronavirus pandemic with a SARS-CoV-2 vaccine development program.

About Bintai Kinden

Bintai Kinden Corporation Berhad, a publicly listed company on Bursa Malaysia, is an international engineering and consulting firm headquartered in Kuala Lumpur, Malaysia. BINTAI HEALTHCARE SDN. BHD. is a healthcare focused subsidiary of Bintai Kinden.

With over 40 years of specialist engineering and construction experience, Bintai’s unique combination of extensive regional experience and local knowledge has made them the region’s international contractor of choice. Headquartered in Malaysia, Bintai Kinden has expanded operations regionally throughout South-East Asia, China and the Arabian Gulf region.

As multi-disciplined, building and industrial service engineers and specialists, Bintai works in all the major market sectors, from commercial buildings to industrial complexes, designing, installing and commissioning systems that include the full range of engineering services. The integration of research, management, marketing and sales that transcends organizational borders enables Bintai Kinden to capitalize on synergistic potential and benefits of scale.

Cautionary Note Regarding Forward-Looking Statements

This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by introductory words such as "expects," "plan," "believes," "will," "achieve," "anticipate," "would," "should," "subject to" or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts. Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not. Known risks and uncertainties include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.

Generex Contact:

Generex Biotechnology Corporation

Joseph Moscato
646-599-6222

Todd Falls
1-800-391-6755 Extension 222
investor@generex.com

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